(ICON)
Prudential
Small
Company
Value
Fund, Inc.

ANNUAL
REPORT
Sept. 30, 1998

Prudential Small Company Value Fund, Inc.

Performance At A Glance.
The 12 months ended September 30, 1998 were very difficult for small company stocks, including a 31% fall of the small-cap indexes from peak to trough. As concerns about the impact of Asia's economic slowdown increased, investors strongly preferred the stocks of larger companies, of companies with stable earnings, and, consequently, of stocks that already were expensive. Our small company value stocks declined steeply, although not quite so far as the average small-cap fund, as measured by Lipper Analytical Services.

Cumulative Total Returns1                         As of 9/30/98

                           One        Five          Ten
Since
                           Year       Years        Years
      Inception2
      Class A             -18.90%     67.29%        N/A
204.85%
      Class B             -19.52      61.19       230.70%
619.70
      Class C             -19.52       N/A          N/A
65.77
      Class Z             -18.58       N/A          N/A
33.37
      Lipper Small-Cap
      Fund Average3       -20.60      58.37       246.11
***

Average Annual Total Returns1
As of 9/30/98
                           One      Five          Ten
Since
                           Year     Years        Years
      Inception2
      Class A             -22.96%   9.71%         N/A
13.02%
      Class B             -24.52    9.88
12.71%     11.67
      Class C             -20.52     N/A          N/A
12.90
      Class Z             -18.58     N/A          N/A
11.80

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares have a 1% CDSC for one year and, beginning November 2, 1998, are sold with a front-end sales charge of 1%, and a CDSC for 18 months. Class Z shares are not subject to a sales charge or distribution fee.

2 Inception dates: Class A, 1/22/90; Class B, 11/13/80; Class C, 8/1/94; Class Z, 3/1/96.
3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Small-Cap Fund category.
***Lipper Since Inception returns are 204.02% for Class A, 618.36% for Class B, 64.34% for Class C, and 16.09% for Class Z based on all funds in each share class.
How Investments Compared.
   (As of 9/30/98)
        (CHART)
Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.
U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.
General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns historically have been lower than those of stock funds.
General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.
U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but historically their returns have been generally among the lowest of the major investment categories.

Roger Ford and Jay S. Kaplan, Fund Managers
(PHOTOS)

Portfolio
Managers' Report

The Prudential Small Company Value Fund invests in stocks of small companies (those with a total market value of $1.5 billion or less) mostly located in the United States. We follow a traditional value investment style: we look for good businesses with sound management that are selling for substantially less than a fair price. Historically, stocks of small companies have fluctuated a great deal, so we try to buy when they are bargains and sell when they are expensive. We are aiming at good risk-adjusted returns consistently, year after year. There can be no assurance that the Fund will achieve its investment objective.

Bargains Are Back.
We buy stocks that are inexpensive in terms of price to cash flow, earnings, book value, and other value measures. This year, we found that almost all stocks had become expensive compared to historical benchmarks. Near the market's April 21 peak, we closed our Fund to new shareholders because we were dissatisfied with our investment opportunities. Then, in the intense market reaction to economic uncertainty, strong companies were punished with the weak. Near the market's trough, when there were value opportunities once again, we reopened the Fund.
Performance In Context. -------------------------------------------
-----------------------------------A negative 19% return in asset value is very unsettling, to say the least. This past 12-month period was very unusual in several ways. Since 1995, the broader stock market had been rising quite rapidly. However, investors became concerned that economic difficulties in Asia would slow the U.S. and European economies. Over the course of the year, moreover, Russia defaulted on debt and devalued the ruble. Many financial institutions faced losses related to these diverse problems on securities they owned or on loans and there was fear that the extent of these losses was not known. As anxiety about the uncertainties spread, sources of financing for many small businesses dried up, increasing the stress on their businesses. Small company stocks are more volatile than large -- they have exaggerated reactions to changes in investor sentiment. Sentiment in this case was worry about the overseas slowdown; concerned investors avoided small company stocks, causing them to lag the stocks of large companies by a considerable margin. Except for an optimistic climb in the spring of 1998, small company stocks declined throughout our reporting period. (There was a strong rebound in October 1998 after our reporting period ended.) Investors, who have been described by Federal Reserve Chairman Alan Greenspan as having a "markedly decreased willingness to deal with uncertainty," expressed their fears by focusing tightly on the stocks of large companies.
      Portfolio Composition
Sectors expressed as a percentage of
    net assets as
              of
              9/3
              0/9
              8.
              (CH
              ART
              )

Why We Are Having
A
Capital Gains Distribution.
Although small company stocks had been lagging, the overall market upswing had produced large gains and the Russell 2000 Index of small company stocks rose yet another 10% in the first calendar quarter of 1998. Some of our holdings had appreciated beyond what we thought was their fair value. As our value investment discipline dictates, we took our profits to reinvest in undervalued companies. According to the Internal Revenue Code, the capital gains we realized must be passed on to shareholders ina taxable distribution.

At the time, we warned that we thought stocks had become expensive, but we did not anticipate the size or swiftness of the drop that eventually followed. One might think that in such a decline we would realize capital losses to offset the gains. However, when the markets did fall, there were very few buyers for small company stocks at any reasonable price. We were unwilling to give up good companies at fire sale prices. The result was the unfortunate situation of us having a large negative return and a taxable distribution in the same fiscal year.

Investment Value.
The result of small-caps' lagging performance was that they now look exceptionally inexpensive when they are compared with large company stocks on our value measures. Normally, small company stocks sell at a premium to those of large companies because of their greater growth potential. We are now in the very rare situation that the average stock in the Russell 2000 Index is selling at a discount to larger firms, 21 times 1998 earnings compared with 25 times for the S&P 500. These ratios are sometimes easier to understand when converted to an earnings yield -- the amount of 1998 earnings an investor's dollar will buy. Small-caps yield 4.8%, while the S&P 500 yields only 4.0%. Moreover, our portfolio is even less expensive, only 15 times earnings, an earnings yield of 6.7%.

Looking Ahead.
We are upgrading the quality of our portfolio, selling the less stable of our holdings where we can find buyers at acceptable prices and adding to our holdings of companies we like. At today's prices, we are averaging down our acquisition costs for companies with strong prospects for earnings growth.

We are increasing the diversification of our holdings by focusing our new purchases outside the industrial group, such as apparel (Reebok International, Phillips Van Heusen) and food (Richfood Holdings, Suiza Foods) companies. We believe these firms are less likely to be affected by an economic slowdown.

The current prices of small company stocks would be reasonable if we were entering a very severe recession. Neither economists nor securities analysts expect that to happen. The Federal Reserve and foreign central banks have reduced interest rates, indicating they are concerned, but acting to forestall trouble. We believe our portfolio represents excellent value.

Five Largest
Holdings.
2.7%  Financial Security
      Insurance
2.3%  Blount
      International
      Inc.
      Miscellaneous
      Industrial
2.0%  Universal
Health
Hospital Management
1.9%  Big Flower
      Holdings
      Printing &
      Publishing
1.8%  BJ's
      Wholesale
      Club Retail

Expressed as a percentage of net assets as of 9/30/98.

Why Prudential Small Company Value? -------------------------------
-----------------------------------------------Portfolio co-manager
Jay Kaplan talks about the investment environment.

Q. In our Semi-Annual Report you said that stocks were expensive. Were you expecting a downturn?
A. No one is very good at predicting market turns, but we knew that it was getting hard to find stocks that we were happy about buying at the going prices. That's why we closed the Fund to new investors. But I feel like someone who saw a bicycle coming at him in the street and then got flattened by an 18-wheeler. This bear market was disproportionate to the legitimate reasons for concern.

Q. Historically, value styles have fallen less in falling markets. How did we do this year?
A. I don't feel comfortable saying anything good in a year when our shares fell by 19%. However, we did keep up with the market climb early in 1998 and held up better in the falling markets. We didn't recover as quickly in September. Overall, we outperformed the average small company fund, as measured by Lipper Analytical Services, but not by enough to make anybody feel better in such a poor year.

Q. Was this an unusual market?
A. Of course, every historical period is unique, but generally we expect investors to discover differences in value and eventually buy the better values. That's why we say that markets are self-correcting. This year, the most expensive stocks became even more expensive and no one wanted to buy the cheaper stocks. That was unusual. Small company stocks started the period as good value relative to large and yet fell far behind large companies' returns.
Q. Why do you suppose this happened?
A. The global economic and financial systems are going through some historic upheavals. Asian economies, which had been growing rapidly, actually shrank. Many financial institutions and hedge funds faced large losses on their market exposures. Then Russia defaulted on debt and devalued the ruble. My guess is that many investors had made sizable profits early in the year and just wanted to take their winnings and leave. They were troubled by world events, had done well in recent years, and any risk was more than they felt they needed to take. So, despite basically sound -- although slowing -- U.S. and European economies, they bailed out of any stock that didn't seem invulnerable.

Q. Is there any reason to think this will change?
A. There are reasons, although no one can predict with confidence what other investors will do. There are signs that the situation in Asia is stabilizing. We have a better idea of what the impact of the slowdown in emerging markets will be on individual companies than we did a year ago. With time to think, investors should bring the prices of stocks in line with their realistic earnings prospects. (Between its October 8 low and the end of October, the Russell 2000 rose 22%.) On estimated 1998 earnings, the stocks we own are bargains.

President's Letter
November 9, 1998
-------------------------------------------------------------------
-----------(PHOTO)
                   Guarding Against Uncertainty.
Dear Shareholder:
As we enter the final months of the year, the news from the financial markets is decidedly mixed. After setting record highs earlier, stocks, as measured by the Dow Jones Industrial Average, experienced a series of steep sell-offs in late summer. The market rebounded in early fall, helped by two interest rate cuts by the Federal Reserve.

During this uncertainty there was also good news to report. Bonds appreciated as investors fled troubled Asian and other emerging markets for the safe haven of U.S. debt securities -- especially Treasuries. The U.S. economy remains strong, with steady growth and low inflation.

Guarding against uncertainty in the current market environment can be challenging. That's why it is important to manage your expectations and diversify your portfolio.

Keep A Good Perspective.
Experienced mutual fund investors understand that financial markets will always rise and fall -- that's what markets do. Although past performance may not be indicative of future results, stocks and bonds have, over time, consistently produced attractive returns that have kept ahead of inflation. In fact, investors who remained focused on the long term and did not sell during the recent market volatility were rewarded. Stock prices, as measured by the S&P 500, have rebounded more than 20% since their August lows, thereby almost erasing all their losses.

Diversify. Diversify. Diversify.
Because asset classes seldom move in lockstep, owning a mix of stock, bond, and money market mutual funds can help lessen the effects of a market downturn over time. In fact, a well-diversified portfolio may retain or perhaps even gain in value during times of uncertainty.

We're Here To Help.
How diversified is your portfolio? Your Prudential professional will be glad to review your current allocations. He or she will recommend adjustments based upon your goals, market conditions, risk tolerance, and potential investment opportunities.
Thank you for your confidence in Prudential mutual funds. We'll continue to do our part in keeping you informed.
Sincerely,
Brian M. Storms
President

                                                      PRUDENTIAL
SMALL COMPANY Portfolio of Investments as of September 30, 1998
VALUE FUND, INC.
------------------------------------------------------------------
------------------------------------------------------------------
----------------------
Shares       Description                    Value (Note 1)
-----------------------------------------------------
------LONG-TERM INVESTMENTS--94.1%
COMMON STOCKS--93.7% --------------------------------
----------------------------  Aerospace/Defense--1.5%
 443,600     Doncasters PLC (ADR)
                (United Kingdom)(a)              $    4,935,050
 444,100     DRS Technologies, Inc.                   4,302,219
 153,800     Precision Castparts Corp.                6,344,250
                                                 -----
                                                     --
                                                     --
                                                     --
                                                     --
                                                     1
                                                     5
                                                     ,
                                                     5
                                                     8
                                                     1
                                                     ,
                                                     5
                                                     1
                                                     9
-----------------------------------------------------
------Apparel--0.5%
 507,600     Phillips-Van Heusen Corp.                4,822,200
-----------------------------------------------------
------Automotive--3.0%
 514,600     Excel Industries, Inc.                   6,432,500
 198,800     Midas, Inc.                              4,820,900
 401,600     Simpson Industries, Inc.                 4,041,100
 348,000     Standard Products Co.                    6,090,000
 363,400     Strattec Security Corp.(a)               9,630,100
                                                 -----
                                                     --
                                                     --
                                                     --
                                                     --
                                                     3
                                                     1
                                                     ,
                                                     0
                                                     1
                                                     4
                                                     ,
                                                     6
                                                     0
                                                     0
-----------------------------------------------------
------Banks--0.3%
 118,700     Commercial Federal Corp.                 2,796,869
-----------------------------------------------------
------Building & Construction--2.8%
 365,300     Crossmann Communities, Inc.(a)           7,351,662
 235,400     Nortek Incorporated                      6,414,650
 449,900     NVR, Inc.(a)
14,846,700
                                                 -----
                                                     --
                                                     --
                                                     --
                                                     --
                                                     2
                                                     8
                                                     ,
                                                     6
                                                     1
                                                     3
                                                     ,
                                                     0
                                                     1
                                                     2
-----------------------------------------------------
------Building & Products--0.7%
 661,700     Cameron Ashley Building
                Products(a)                           7,402,769
-----------------------------------------------------
------Business Services--0.7%
 589,600     World Fuel Services Corp.                7,333,150
-----------------------------------------------------
------Cellular Communications--1.2%
      391,700     Centennial Cellular Corp.(a)
                     12,534,400
Chemicals--1.1%
1,297,300    Agrium, Inc. (Canada)               $
11,027,050
-----------------------------------------------------
-------
Coal--0.5%
 329,300     Arch Coal Inc.                           4,898,338
-----------------------------------------------------------
Computer Software & Services--1.4%
1,004,300    Banctec, Inc.(a)                        14,311,275
-----------------------------------------------------------
Containers & Packaging--1.6%
 366,500     ACX Technologies, Inc.(a)                4,718,687
 338,400     Shorewood Packaging Corp.(a)             4,568,400
 463,400     U.S. Can Corp.(a)                        6,777,225
                                                 -------------
                                                     16,064,312
-----------------------------------------------------------
Electrical Equipment--0.6%
 495,200     Belden, Inc.                             6,654,250
-----------------------------------------------------------
Electrical Utilities--0.8%
 247,200     TNP Enterprises, Inc.                    8,636,550
-----------------------------------------------------------
Electronics--1.6%
  463,200     Marshall Industries(a)                  10,219,350
1,050,400    Pioneer-Standard Electronics,
                Inc.                                  6,630,650
                                                 -------------
                                                     16,850,000
-----------------------------------------------------------
Environmental Services--0.2%
 141,197     BHA Group, Inc.                          1,659,065
-----------------------------------------------------------Food
Distribution--1.5%
 248,500     Dominicks Supermarkets, Inc.(a)         10,623,375
 346,600     Richfood Holdings, Inc.                  5,328,975
                                                 -------------
                                                     15,952,350

------------------------------------------------------------------
-------------See Notes to Financial Statements.     4

                                                      PRUDENTIAL
SMALL COMPANY Portfolio of Investments as of September 30, 1998
VALUE FUND, INC.
------------------------------------------------------------------
------------------------------------------------------------------
----------------------
Shares       Description                    Value (Note 1)
-----------------------------------------------------
------Food/Drug Retail--0.5%
 165,300     Suiza Foods Corp.(a)                $    5,165,625
-----------------------------------------------------
------Furniture--0.7%
 284,000     Furniture Brands International,
                Inc.(a)                               5,538,000
 108,500     Stanley Furniture Company,
                Inc.(a)                               1,885,188
                                                 ------
                                                      --
                                                      --
                                                      --
                                                      -
                                                      7
                                                      ,
                                                      4
                                                      2
                                                      3
                                                      ,
                                                      1
                                                      8
                                                      8
-----------------------------------------------------
-------
Gas Distribution--2.3%
 251,900     Eastern Enterprises, Inc.
10,611,287
 570,400     UGI Corp.
13,190,500
                                                 -----
                                                     --
                                                     --
                                                     --
                                                     --
                                                     2
                                                     3
                                                     ,
                                                     8
                                                     0
                                                     1
                                                     ,
                                                     7
                                                     8
                                                     7
-----------------------------------------------------
------Health Services--2.8%
 781,832     Mariner Post-Acute Network, Inc.         4,006,889
 646,800     Raytel Medical Corp.(a)                  2,951,025
 867,350     Sierra Health Services, Inc.(a)
17,075,953
 757,700     Sun Healthcare Group, Inc.               4,925,050
                                                 -----
                                                     --
                                                     --
                                                     --
                                                     --
                                                     2
                                                     8
                                                     ,
                                                     9
                                                     5
                                                     8
                                                     ,
                                                     9
                                                     1
                                                     7
-----------------------------------------------------
------Hospital Management--2.0%
 499,700     Universal Health Services, Inc.,
                Class B(a)
20,862,475
-----------------------------------------------------
------Household Products--1.8%
 666,000     Premark International, Inc.
18,689,625
-----------------------------------------------------
------Insurance--10.4%
 475,027     Amerus Life Holdings, Inc.
10,420,905
 257,700     ARM Financial, Inc.                      4,574,175
 580,000     Capital Re Corp.
15,877,500
 378,100     CNA Surety Corp.                         5,482,450
 606,200     Enhance Financial Services Group,
                Inc.
17,920,787
 565,700     Financial Security Assurance
                Holdings, Ltd.
27,577,875
 473,900     Harleysville Group, Inc.                 9,774,188
  77,611     Liberty Corp.                       $    3,225,707
 681,600     MMI Cos., Inc.
12,226,200
                                                 ----
                                                    --
                                                    --
                                                    --
                                                    --
                                                    -
                                                    1
                                                    0
                                                    7
                                                    ,
                                                    0
                                                    7
                                                    9
                                                    ,
                                                    7
                                                    8
                                                    7
-----------------------------------------------------
------Lodging/Gaming--1.4%
 852,100     Red Roof Inns, Inc.(a)
14,325,931
-----------------------------------------------------
------Machinery--2.0%
 594,780     Allied Products Corp.                    3,717,375
 829,800     CTB International Corp.(a)               5,704,875
 193,000     Gleason Corp.                            3,100,063
     864,500     Omniquip International, Inc.(a)
                      8,104,687
                                                 -------------
                                                     20,627,000
-----------------------------------------------------------Media--
3.0%
 647,500     Century Communications Corp.,
                Class A(a)                           15,459,062
  749,290     Granite Broadcasting Corp.(a)            4,776,724
 309,300     Young Broadcasting, Inc., Class
                A(a)                                 10,516,200
                                                 -------------
                                                     30,751,986
-----------------------------------------------------------Metals
Processing--3.2%
 441,450     Chase Industries, Inc.(a)                6,263,072
 557,900     Hawk Corporation                         5,369,787
 685,900     Ladish Co., Inc.                         6,044,494
 454,900     Ryerson Tull, Inc., Class A(a)           5,998,994
 447,500     Wolverine Tube, Inc.(a)                  9,425,469
                                                 -------------
                                                     33,101,816
-----------------------------------------------------------
Miscellaneous Industrial--14.9%
  62,414     American Woodmark Corp.                  1,583,755
 567,787     Applied Industrial Technologies,
                Inc.                                  9,262,026
 986,000     Blount International, Inc., Class
                A                                    23,417,500
 134,200     Carlisle Companies, Inc.                 5,225,413
 348,950     Clarcor, Inc.                            5,365,106
 590,000     Coinmach Laundry Corp.(a)                5,826,250
 621,200     DT Industries, Inc.                     10,560,400

------------------------------------------------------------------
-------------See Notes to Financial Statements.     5

                                                      PRUDENTIAL
SMALL COMPANY Portfolio of Investments as of September 30, 1998
VALUE FUND, INC.
------------------------------------------------------------------
------------------------------------------------------------------
----------------------
Shares       Description                    Value (Note 1)
-----------------------------------------------------
------Miscellaneous Industrial (cont'd.)
 325,700     Graco, Inc.                         $    7,572,525
 605,800     Griffon Corp.                            5,300,750
 457,000     Kimball International, Inc.,
                Class B                               7,026,375
 464,500     Lincoln Electric Holdings, Inc.
10,799,625
 523,046     Mark IV Industries, Inc.                 7,616,857
 311,600     Pentair, Inc.
10,049,100
 597,200     Regal Beloit Corp.
13,287,700
 370,735     Robbins & Myers, Inc.                    7,854,948
 602,600     Servico, Inc.                            4,519,500
 737,400     United Dominion Industries, Ltd.
                (Canada)
13,365,375
 567,700     Vari-Lite International, Inc.(a)         1,561,175
 120,915     Varlen Corp.                             3,355,391
                                                 ----
                                                    --
                                                    --
                                                    --
                                                    --
                                                    -
                                                    1
                                                    5
                                                    3
                                                    ,
                                                    5
                                                    4
                                                    9
                                                    ,
                                                    7
                                                    7
                                                    1
-----------------------------------------------------
-------
Oil & Gas Exploration/Production--6.1%
 715,200     Bellwether Exploration Co.               4,335,900
1,213,900    Comstock Resources, Inc.(a)              7,131,662
 620,900     Louis Dreyfus Natural Gas
                Corp.(a)                              9,003,050
      358,200     Pioneer Natural Resources Co.
                      5,037,188
1,172,000    Santa Fe Energy Resources,
                Inc.(a)
11,060,750
 274,100     Snyder Oil Corp.                         4,368,469
 423,300     St. Mary Land & Exploration Co.
10,106,287
1,019,100    Vintage Petroleum, Inc.
11,719,650
                                                 -----
                                                     --
                                                     --
                                                     --
                                                     --
                                                     6
                                                     2
                                                     ,
                                                     7
                                                     6
                                                     2
                                                     ,
                                                     9
                                                     5
                                                     6
-----------------------------------------------------
------Paper & Packaging--1.1%
 544,300     Schweitzer-Mauduit International,
                Inc.
11,838,525
-----------------------------------------------------
------Printing & Publishing--3.4%
 824,600     Big Flower Holdings, Inc.(a)
19,275,025
 499,100     World Color Press, Inc.(a)
15,472,100
                                                 -----
                                                     --
                                                     --
                                                     --
                                                     --
                                                     3
                                                     4
                                                     ,
                                                     7
                                                     4
                                                     7
                                                     ,
                                                     1
                                                     2
                                                     5
-----------------------------------------------------
------Regional Banks--1.1%
 233,800     Community First Bankshares, Inc.         4,149,950
 388,000     Peoples Heritage Financial Group         6,959,750
                                                 -----
                                                     --
                                                     --
                                                     --
                                                     --
                                                     1
                                                     1
                                                     ,
                                                     1
                                                     0
                                                     9
                                                     ,
                                                     7
                                                     0
                                                     0
Restaurants--3.6%
 791,000     Host Marriott Services Corp.        $    7,217,875
 565,600     Ruby Tuesday, Inc.(a)                    8,554,700
1,215,300    Ryan's Family Steak Houses,
                Inc.(a)
14,507,644
       470,100     VICORP Restaurants, Inc.(a)
                      6,375,731
                                                 -----
                                                     --
                                                     --
                                                     --
                                                     --
                                                     3
                                                     6
                                                     ,
                                                     6
                                                     5
                                                     5
                                                     ,
                                                     9
                                                     5
                                                     0
-----------------------------------------------------------Retail-
-4.0%
 512,300     BJ's Wholesale Club, Inc.(a)            18,827,025
 520,100     Dress Barn, Inc.(a)                      6,306,212
 395,800     Reebok International, Ltd.               5,368,038
 209,450     Regis Corp.                              6,597,675
 209,500     Tractor Supply Co.(a)                    4,137,625
                                                 -------------
                                                     41,236,575
-----------------------------------------------------------Savings
& Loan--1.7%
 420,200     Astoria Financial Corp.                 17,700,925
-----------------------------------------------------------
Specialty Chemicals--2.3%
 422,500     Cambrex Corp.                            9,955,156
 464,400     Lilly Industries, Inc., Class A          8,185,050
 527,500     M.A. Hanna Co.                           5,934,375
                                                 -------------
                                                     24,074,581
-----------------------------------------------------------Steel -
Producers--0.8%
 221,900     Northwest Pipe Co.(a)                    4,105,150
 223,600     Quanex Corp.                             4,430,075
                                                 -------------
                                                      8,535,225
-----------------------------------------------------------
Telecommunication Services--1.7%
 919,400     Vanguard Cellular Systems, Inc.         17,468,600
-----------------------------------------------------------
Textiles--1.9%
 593,300     Dan River Inc., Class A(a)               6,526,300
 268,700     Dixie Group, Inc.                        1,746,550
 754,800     Guilford Mills, Inc.                    11,227,650
                                                 -------------
                                                     19,500,500

------------------------------------------------------------------
-------------See Notes to Financial Statements.     6

                                                      PRUDENTIAL
SMALL COMPANY Portfolio of Investments as of September 30, 1998
VALUE FUND, INC.
------------------------------------------------------------------
------------------------------------------------------------------
----------------------
Shares       Description                    Value (Note 1)
-----------------------------------------------------
------Tobacco--0.4%
 429,500     Dimon, Inc.                         $    4,536,594
-----------------------------------------------------
------Trucking & Shipping--0.6%
             517,800     Interpool, Inc.
                      6,116,513
                                                 ----
             ---------Total common stocks
                (cost $1,050,561,367)
966,773,386
                                                 ----
-----------------------------------------------------
---------------PREFERRED STOCK--0.2%
 197,500     DECS Trust, Convertible, 8.50%
                (Industrial)
                (cost $4,665,937)                     2,357,656
                                                 --
-----------CONVERTIBLE BOND--0.2%
$  2,679     Robbins & Myers, Inc.,
                Convertible to 36.7 shares per
                1,000 Par until 9/1/03
                6.50%, 9/1/03
                (Misc. Industrial)
                (cost $2,679,000)                $    2,539,692
                                                 --
             -----------Total long-term investments
                (cost $1,057,906,304)
971,670,734
                                                 --
   ------------------------------------------------
   -----------------------
SHORT-TERM INVESTMENT--5.9%
  60,297     Joint Repurchase Agreement
                Account,
                5.52%, 10/1/98
                (cost $60,297,000; Note 5)
60,297,000
                                                 --
---------------------------------------------------
-------------------Total Investments--100.0%
             (cost $1,118,203,304; Note 4)
1,031,967,734
             Other assets in excess of
                liabilities                             196,322
                                                 --
             -----------Net Assets--100%
             $1,032,164,056
                                                 --
                                                 --
                                                 --
                                                 --
                                                 --
                                                 --
                                                 --
                                                 --
                                                 --
                                                 --
                                                 --
                                                 --
                                                 --
                                                 -

---------------
ADR--American Depository Receipt.
(a) Non-income producing security. -------------------------------------
------------------------------------------See Notes to Financial
Statements.     7

                        PRUDENTIAL SMALL COMPANY
Statement of Assets and Liabilities               VALUE FUND, INC.
--------------------------------------------------------------------------------

Assets
September 30, 1998
                                                                                                             ------
-----------
Investments, at value (cost $1,118,203,304)............................................................
$1,031,967,734
Receivable for investments sold........................................................................
4,766,114
Receivable for Fund shares sold........................................................................
2,542,588
Dividends and interest receivable......................................................................
964,119
Deferred expense and other assets......................................................................
23,826
                                                                                                             ------
   -----------Total assets........................................................................................
   1,040,264,381
                                                                                                             ------
-----------Liabilities
Bank overdraft.........................................................................................
100,625
Payable for Fund shares reacquired.....................................................................
4,250,456
Payable for investments purchased......................................................................
2,124,120
Management fee payable.................................................................................
609,885
Distribution fee payable...............................................................................
536,557
Accrued expenses.......................................................................................
478,682
                                                                                                             ------
   -----------Total liabilities...................................................................................
   8,100,325
                                                                                                             ------
-----------Net Assets.............................................................................................
$1,032,164,056
                                                                                                             ------
                                                                                                             ------
                                                                                                             ------
                                                                                                             ------
                                                                                                             ------
                                                                                                             -----
Net assets were comprised of:
   Common stock, at par................................................................................        $
783,552
   Paid-in capital in excess of par....................................................................
980,743,580
                                                                                                             ------
                                                                                                                  --
                                                                                                                  --
                                                                                                                  --
                                                                                                                  --
                                                                                                                  --
                                                                                                                  -
                                                                                                                  9
                                                                                                                  8
                                                                                                                  1
                                                                                                                  ,
                                                                                                                  5
                                                                                                                  2
                                                                                                                  7
                                                                                                                  ,
                                                                                                                  1
                                                                                                                  3
                                                                                                                  2
   Accumulated net realized gain on investments........................................................
136,872,494
   Net unrealized depreciation on investments..........................................................
(86,235,570)
                                                                                                             ------
-----------Net assets, September 30, 1998.........................................................................
$1,032,164,056
                                                                                                             ------
                                                                                                             ------
                                                                                                             ------
                                                                                                             ------
                                                                                                             ------
                                                                                                             -----
Class A:
   Net asset value and redemption price per share
      ($365,431,000 / 26,498,663 shares of common stock issued and
outstanding)........................                $13.79
   Maximum sales charge (5% of offering price).........................................................
 .73
                                                                                                             ------
   -----------Maximum offering price to public....................................................................
   $14.52
                                                                                                             ------
                                                                                                             ------
                                                                                                             ------
                                                                                                             ------
                                                                                                             ------
                                                                                                             -----
Class B:
   Net asset value, offering price and redemption price per share
      ($514,158,573 / 40,696,869 shares of common stock issued and outstanding)........................
$12.63
                                                                                                             ------
                                                                                                             ------
                                                                                                             ------
                                                                                                             ------
                                                                                                             ------
                                                                                                             -----
Class C:
   Net asset value, offering price and redemption price per share
      ($26,804,222 / 2,121,574 shares of common stock issued and outstanding)..........................
$12.63
                                                                                                             ------
                                                                                                             ------
                                                                                                             ------
                                                                                                             ------
                                                                                                             ------
                                                                                                             -----
Class Z:
   Net asset value, offering price and redemption price per share
      ($125,770,261 / 9,038,120 shares of common stock issued and outstanding).........................
$13.92
                                                                                                             ------
                                                                                                             ------
                                                                                                             ------
                                                                                                             ------
                                                                                                             ------
                                                                                                             -----
         --------------------------------------------
-----------------------------------See Notes to
Financial Statements.                  8

PRUDENTIAL SMALL COMPANY VALUE FUND, INC. Statement
of Operations
-----------------------------------------------------
------

Year Ended
Net Investment Income
September 30, 1998
Income
   Dividends (net of foreign withholding
      taxes of $48,147).....................     $    9,857,636
   Interest.................................          5,397,823
                                               ------
      -----------Total
      income..........................
      15,255,459
                                               ------
-----------Expenses
   Management fee...........................          9,138,728
   Distribution fee--Class A................          1,107,973
   Distribution fee--Class B................          6,784,624
   Distribution fee--Class C................            292,592
   Transfer agent's fees and expenses.......          2,042,000
   Reports to shareholders..................            275,000
   Registration fees........................            256,000
   Custodian's fees and expenses............            230,000
   Legal fees and expenses..................             22,000
   Audit fee and expenses...................             25,000
   Directors' fees..........................             24,000
   Miscellaneous............................              3,595
                                               ------
      -----------Total
      expenses........................
      20,201,512
                                               ------
-----------Net investment income
(loss)................
(4,946,053)
                                               ------
-----------Realized and Unrealized
Gain (Loss) on Investments
Net realized gain on investment
   transactions.............................
   150,641,304
Net change in unrealized appreciation
   (depreciation) on investments............
(392,297,749)
                                               ------
-----------Net loss on
investments.....................
(241,656,445)
                                               ------
-----------Net Decrease in Net Assets
Resulting from Operations...................     $
(246,602,498)
                                               ------
                                               ------
                                               ------
                                               ------
                                               ------
                                               -----

PRUDENTIAL SMALL COMPANY
VALUE FUND, INC.
Statement of Changes in Net Assets ----------------
-------------------------------------------
Increase (Decrease)                   Year Ended
September 30, in Net Assets
1998
1997
Operations
   Net investment income
      (loss)..................    $   (4,946,053)     $
(1,914,727)
   Net realized gain on
      investments.............       150,641,304
138,255,423
   Net change in unrealized
      appreciation
      (depreciation) on
      investments.............      (392,297,749)        201,444,620
                                ------------------    --
------------
   Net increase (decrease) in
      net assets resulting
      from operations.........      (246,602,498)        337,785,316
                                ------------------    --
------------
Distributions from net
   realized gains (Note 1)
   Class A....................       (40,869,566)
(35,968,641)
   Class B....................       (70,405,034)
(62,311,718)
   Class C....................        (2,549,512)
(737,555)
   Class Z....................       (14,791,748)
(10,814,701)
                                ------------------    ---
-----------
                                    (128,615,860)
(109,832,615)
                                ------------------    ---
-----------
Fund share transactions (net
   of conversions) (Note 6)
   Proceeds from shares
      sold....................       864,798,421
1,508,723,401
   Net asset value of shares
      issued in reinvestment
      of distributions........       124,093,166         105,395,777
   Cost of shares
      reacquired..............      (813,331,700)
(1,299,254,732)
                                ------------------    --------------
   Net increase in net assets
      from Fund share
      transactions............       175,559,887         314,864,446
                                ------------------    --------------
Total increase (decrease).....      (199,658,471)        542,817,147
Net Assets
Beginning of year.............     1,231,822,527         689,005,380
                                ------------------    --------------
End of year...................    $1,032,164,056      $1,231,822,527
                                ------------------    --------------
                                ------------------    --------------
         -----------------------------------------------------------
--------------------See Notes to Financial Statements.        9

                                                  PRUDENTIAL SMALL
COMPANY
Notes to Financial Statements                     VALUE FUND, INC.
--------------------------------------------------------------------
-----------Prudential Small Company Value Fund, Inc. is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve capital growth by investing in a carefully selected portfolio of common stocks. Investment income is of incidental importance, and the Fund may invest in securities which do not produce any income.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. Securities Valuations: Investments traded on a national securities exchange are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
All securities are valued as of 4:15 p.m., New York time.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Dividends and Distributions: The Fund expects to pay dividends of net investment income, if any, semi-annually and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation
of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and decrease accumulated net realized gain on investments by $4,946,053 for net operating losses during the fiscal year ended September 30, 1998.
Net investment income,
net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .70 of 1% of the Fund's average daily net assets. ------------------------------------------------------------
-------------------
                                       10

                                                   PRUDENTIAL SMALL
COMPANY Notes to Financial Statements              VALUE FUND, INC.
--------------------------------------------------------------------
-----------The Fund had a distribution agreement with Prudential Securities Incorporated ('PSI'), which acted as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ('PIMS') became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.
Pursuant to the Class A, B and C Plans, the Fund compensated PSI and PIMS for distribution-related activities at an annual rate of up to
 .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the year ended September 30, 1998. PSI and PIMS have advised the Fund that they received approximately $1,354,000 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 1998. From these fees, PSI and PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI and PIMS have advised the Fund that for the year ended September 30, 1998, they received approximately $901,000 and $26,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PSI, PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purposes of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the year ended September 30, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended September 30, 1998, the Fund incurred fees of approximately $1,770,000 for the services of PMFS. As of September 30, 1998, approximately $155,000 of such fees were due to PMFS. Transfer agent fees and expenses in Statement of Operations include certain out-of-pocket expenses paid to nonaffliates.
For the year ended September 30, 1998, PSI earned approximately $2,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 1998 were $533,194,027 and $426,319,234, respectively.
The federal income tax basis of the Fund's investments at September 30, 1998 was $1,118,616,469 and, accordingly, net unrealized appreciation for federal income tax purposes was $86,648,735 (gross unrealized appreciation--$126,808,356 gross unrealized depreciation- -$213,457,091). ----------------------------------------------------
--------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of September 30, 1998, the Fund had an 8.17% undivided interest in the joint account. The undivided interest for the Fund represents $60,297,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
Bear Stearns & Co., 5.58%, in the principal amount of $210,000,000, repurchase price $210,032,550, due 10/1/98. The value of the collateral including accrued interest was $214,893,617.
Credit Suisse First Boston Corp., 5.55%, in the principal amount of $107,606,000, repurchase price $107,622,589, due 10/1/98. The value of the collateral including accrued interest was $111,084,883. -----
--------------------------------------------------------------------
------
                                       11

                                               PRUDENTIAL SMALL
COMPANY
Notes to Financial Statements                  VALUE FUND, INC.
--------------------------------------------------------------------
-----------Goldman Sachs & Co., 5.45%, in the principal amount of $210,000,000, repurchase price $210,031,792, due 10/1/98. The value of the collateral including accrued interest was $214,200,293. Warburg Dillon Read LLC, 5.52%, in the principal amount of $210,000,000, repurchase price $210,032,200, due 10/1/98. The value of the collateral including accrued interest was $214,255,819. -----
-------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to to 5%.
Class B shares are sold with a       contingent deferred sales
charge which declines from 5% to zero depending on
the period of time the shares are held. Prior to November 2, 1998, Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a Front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
There are 750 million shares of common stock authorized $.01 par value per share, divided into four classes, designated Class A,
Class B, Class C and Class Z         common stock. Class A, Class B
and Class Z shares each consist of 200 million authorized shares. Class C shares consist of 150 million authorized shares. Transactions in shares of common stock for the years ended September 30, 1998 and 1997 were as follows:

Class A                                Shares         Amount
-----------------------------------  -----------   -------------
Year ended September 30, 1998:
Shares sold........................   16,276,703   $ 281,232,761
Shares issued in reinvestment of distributions....................
  2,427,115                            39,246,447
Shares reacquired..................  (15,693,393)   (272,105,329) --
                                     --------- -------------
Net increase in shares outstanding
  before conversion................    3,010,425      48,373,879
Shares issued upon conversion from
  Class B..........................    1,693,186      28,221,380
                                     -----------   -------------
Net increase in shares
  outstanding......................    4,703,611   $  76,595,259
                                     -----------   -------------
                                     -----------   -------------
Class A                                Shares         Amount
-----------------------------------  -----------   -------------
Year ended September 30, 1997:
Shares sold........................   58,541,824   $ 901,368,248
Shares issued in reinvestment of distributions....................
  2,537,905                            34,540,892
Shares reacquired..................  (56,528,491)   (869,785,004) --
                                     --------- -------------
Net increase in shares outstanding
  before conversion................    4,551,238      66,124,136
Shares issued upon conversion from
  Class B..........................    1,732,321      27,796,514
                                     -----------   -------------
Net increase in shares
  outstanding......................    6,283,559   $  93,920,650
                                     -----------   -------------
                                     -----------   -------------
Class B
-----------------------------------
Year ended September 30, 1998:
Shares sold........................   20,431,318   $ 330,294,528
Shares issued in reinvestment of distributions....................
  4,531,677                           67,567,307
Shares reacquired..................  (19,026,353)   (301,792,212) --
                                     ---------     -------------
Net increase in shares outstanding
  before conversion................    5,936,642      96,069,623
Shares reacquired upon conversion
  into Class A.....................   (1,842,451)    (28,221,380)
                                     -----------   -------------
Net increase in shares
  outstanding......................    4,094,191   $  67,848,243
                                     -----------   -------------
                                     -----------   -------------
Year ended September 30, 1997:
Shares sold........................   20,787,255   $ 309,922,681
Shares issued in reinvestment of distributions....................
  4,656,202                           59,320,016
Shares reacquired..................  (13,133,974)   (187,564,507) --
                                     ---------     -------------
Net increase in shares outstanding
  before conversion................   12,309,483     181,678,190
Shares reacquired upon conversion
  into Class A.....................   (1,856,230)    (27,796,514)
                                     -----------   -------------
Net increase in shares
  outstanding......................   10,453,253   $ 153,881,676
                                     -----------   -------------
                                     -----------   -------------
Class C
-----------------------------------
Year ended September 30, 1998:
Shares sold........................    1,868,621   $  30,323,339
Shares issued in reinvestment of distributions....................
  167,005                              2,490,049
Shares reacquired..................   (1,164,216)    (18,657,047)
                                     -----------   -------------
Net increase in shares
  outstanding......................      871,410   $  14,156,341
                                     -----------   -------------
                                     -----------   -------------
Year ended September 30, 1997:
Shares sold........................    1,398,968   $  20,854,398
Shares issued in reinvestment of distributions....................
  56,529                                 720,186
Shares reacquired..................     (503,684)     (7,062,824)
                                     -----------   -------------
Net increase in shares
  outstanding......................      951,813   $  14,511,760
                                     -----------   -------------
                                     -----------   -------------

                                       -----------------------------
                                       -----------------------------
                                       ---------------------12

                                               PRUDENTIAL SMALL
COMPANY
Notes to Financial Statements                  VALUE FUND, INC.
--------------------------------------------------------------------
-----------
Class Z                                Shares         Amount
-----------------------------------  -----------   -------------
Year ended September 30, 1998:
Shares sold........................   12,690,019   $ 222,947,793
Shares issued in reinvestment of distributions....................
  908,438                              14,789,363
Shares reacquired..................  (12,501,837)   (220,777,112) ------
                                     -----     -------------
Net increase in shares
  outstanding......................    1,096,620   $  16,960,044
                                     -----------   -------------
                                     -----------   -------------
Year ended September 30, 1997:
Shares sold........................   17,575,451   $ 276,578,074
Shares issued in reinvestment of distributions....................
  792,865                              10,814,683
Shares reacquired..................  (14,899,669)   (234,842,397) ------
                                     -----     -------------
Net increase in shares
  outstanding......................    3,468,647   $  52,550,360
                                     -----------   -------------
                                     -----------   -------------

                                       ---------------------------------
                                       ---------------------------------
                                       -------------13

                                                 PRUDENTIAL SMALL COMPANY
Financial Highlights                             VALUE FUND, INC.
--------------------------------------------------------------------------------

                                                                     Class A ---------------
                                           --------------------------------------------
                                                             Year Ended September 30,
                                           -------------------------------------------------
                                             ----------1998    1997    1996         1995         1994
                                           --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year......   $  18.95     $  15.30     $  14.18     $  12.40     $  13.06
                                           --------     --------     --------     --------     --------
Income from investment operations
Net investment income (loss)............      --             .02          .04          .05        --
Net realized and unrealized gain (loss)
   on investment transactions...........      (3.31)        6.06         1.75         2.57          .13
                                           --------     --------     --------     --------     --------
   Total from investment operations.....      (3.31)        6.08         1.79         2.62          .13
                                           --------     --------     --------     --------     --------
Less distributions
Distributions from net realized gains...      (1.85)       (2.43)        (.67)        (.84)        (.79)
                                           --------     --------     --------     --------     --------
Net asset value, end of year............   $  13.79     $  18.95     $  15.30     $  14.18     $  12.40
                                           --------     --------     --------     --------     --------
                                           --------     --------     --------     --------     --------
TOTAL RETURN(b):........................     (18.90)%      45.92%       13.38%       23.29%        1.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........   $365,431     $412,980     $237,306     $242,231     $103,078
Average net assets (000)................   $443,189     $287,894     $223,091     $174,449     $ 97,877
Ratios to average net assets:
   Expenses, including distribution
      fees..............................       1.17%        1.21%        1.24%        1.33%        1.33%
   Expenses, excluding distribution
      fees..............................        .92%         .96%         .99%        1.08%        1.09%
   Net investment income (loss).........         --          .15%         .33%         .30%         .00%
For Class A, B, C and Z shares:
   Portfolio turnover...................         36%          58%          53%          64%          82%

---------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
------------------------------------------------------------------------
-------See Notes to Financial Statements.     14

                                             PRUDENTIAL SMALL COMPANY
Financial Highlights                         VALUE FUND, INC.
--------------------------------------------------------------------------------

                                                                     Class B ---------------
                                           --------------------------------------------
                                                             Year Ended September 30,
                                           -------------------------------------------------
                                             ----------1998    1997    1996         1995         1994
                                           --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year......   $  17.64     $  14.49     $  13.56     $  11.99     $  12.74
                                           --------     --------     --------     --------     --------
Income from investment operations
Net investment income (loss)............       (.12)        (.09)        (.06)        (.06)        (.09)
Net realized and unrealized gain (loss)
   on investment transactions...........      (3.04)        5.67         1.66         2.47          .13
                                           --------     --------     --------     --------     --------
   Total from investment operations.....      (3.16)        5.58         1.60         2.41          .04
                                           --------     --------     --------     --------     --------
Less distributions
Distributions from net realized gains...      (1.85)       (2.43)        (.67)        (.84)        (.79)
                                           --------     --------     --------     --------     --------
Net asset value, end of year............   $  12.63     $  17.64     $  14.49     $  13.56     $  11.99
                                           --------     --------     --------     --------     --------
                                           --------     --------     --------     --------     --------
TOTAL RETURN(b):........................     (19.52)%      44.91%       12.56%       22.37%         .34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........   $514,159     $645,579     $378,861     $361,873     $425,502
Average net assets (000)................   $678,462     $443,761     $355,636     $349,929     $399,920
Ratios to average net assets:
   Expenses, including distribution
      fees..............................       1.92%        1.96%        1.99%        2.08%        2.09%
   Expenses, excluding distribution
      fees..............................        .92%         .96%         .99%        1.08%        1.09%
   Net investment income (loss).........       (.75)%       (.60)%       (.42)%       (.51)%       (.76)%

---------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
------------------------------------------------------------------------
-------See Notes to Financial Statements.     15

                                                 PRUDENTIAL SMALL COMPANY
Financial Highlights                             VALUE FUND, INC.
--------------------------------------------------------------------------------

                                                                     Class C                                    Class
Z
                                           ------------------------------------------------------------  -------------
--------
                                                                                            August 1,
                                                                                             1994(d)          Year
Ended
                                                    Year Ended September 30,                 Through         September
30,
                                           ------------------------------------------     September 30,  -------------
--------
                                             1998        1997        1996       1995          1994    1998      1997
                                           --------     -------     ------     ------     -------------  --------  ---
-----
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period....   $  17.64     $ 14.49     $13.56     $11.99        $ 11.61     $    19.04
$  15.32
                                           --------     -------     ------     ------          -----     --------  ---
-----
Income from investment operations
Net investment income (loss)............       (.12)       (.09)      (.06)      (.06)          (.01)         .04
 .06
Net realized and unrealized gain (loss)
   on investment transactions...........      (3.04)       5.67       1.66       2.47               .39     (3.31)
6.09
                                           --------     -------     ------     ------          -----     --------  ---
-----
   Total from investment operations.....      (3.16)       5.58       1.60       2.41               .38     (3.27)
6.15
                                           --------     -------     ------     ------          -----     --------  ---
-----
Less distributions
Distributions from net realized gains...      (1.85)      (2.43)      (.67)      (.84)         --      (1.85)
(2.43)
                                           --------     -------     ------     ------          -----     --------  ---
-----
Net asset value, end of period..........   $  12.63     $ 17.64     $14.49     $13.56        $ 11.99     $    13.92
$  19.04
                                           --------     -------     ------     ------          -----     --------  ---
-----
                                           --------     -------     ------     ------          -----     --------  ---
-----
TOTAL RETURN(b):........................     (19.52)%     44.91%     12.56%     22.37%              3.19%
(18.58)%                                   46.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........   $ 26,804     $22,049     $4,323     $1,545        $   269     $125,770
$151,215
Average net assets (000)................   $ 29,259     $ 8,762     $2,786     $  784        $   179     $154,623  $
97,310
Ratios to average net assets:
   Expenses, including distribution
      fees..............................       1.92%       1.96%      1.99%      2.08%              2.22%(c)
 .92%                                      .96%
   Expenses, excluding distribution
      fees..............................        .92%        .96%       .99%      1.08%              1.22%(c)
 .92%                                      .96%
   Net investment income (loss).........       (.75)%      (.60)%     (.42)%     (.46)%         (.31)%(c)
 .25%                                      .40%

                                            March 1,
                                             1996(e)
                                             Through
                                          September 30,
                                              1996
                                          -------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period....     $ 13.69
                                              ------
Income from investment operations
Net investment income (loss)............         .05
Net realized and unrealized gain (loss)
   on investment transactions...........        1.58
                                              ------
   Total from investment operations.....        1.63
                                              ------
Less distributions
Distributions from net realized gains...          --
                                              ------
Net asset value, end of period..........     $ 15.32
                                              ------
                                              -----TOTAL
RETURN(b):........................             11.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........
$68,516 Average net assets
(000)................     $66,228 Ratios
to average net assets:
   Expenses, including distribution
      fees..............................         .99%(c)
   Expenses, excluding distribution
      fees..............................         .99%(c)
   Net investment income (loss).........         .58%(c)

---------------
(a) Calculated based upon weighted average shares outstanding during the period. (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares. -------------------- -----------------------------------------------------------See Notes
to Financial Statements.     16

                                                PRUDENTIAL SMALL
COMPANY
Report of Independent Accountants               VALUE FUND, INC.
--------------------------------------------------------------------
-----------The Shareholders and Board of Directors of
Prudential Small Company Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Small Company Value Fund, Inc., at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 20, 1998 --------------------------------------------------
-----------------------------
                                       17

                                                   PRUDENTIAL SMALL
COMPANY Federal Income Tax Information (Unaudited) VALUE FUND, INC.
--------------------------------------------------------------------
-----------We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (September 30, 1998) as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, during its fiscal year ended September 30, 1998, the Fund paid distributions of $0.60 per Class A, Class B, Class C and Class Z shares from net realized short-term capital gains, which are taxable as ordinary income, and $1.25 per Class A, Class B, Class C and Class Z shares from net realized long-term capital gains, which are taxable as such. We wish to advise you that the corporate dividends received deduction for the Fund is zero.

In January 1999, you will be advised on IRS Form 1099 DIV or substitute 1099 as to the federal tax status of the dividends and distributions received by you in calendar year 1998. The amounts that will be reported on such Form 1099 DIV or substitute will be the amounts to use on your 1998 federal income tax return and probably will differ from the amounts which we must report for the Fund's fiscal year ended September 30, 1998. -----------------------
--------------------------------------------------------

Getting The Most From Your Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial products rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return on equity.
The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked for prices of" a security.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting The Most From Your Prudential Mutual Fund.
When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

-------------------------------------------------------------------
-----------There's No Reward Without Risk; But Is This Risk Worth
It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge -- sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

-------------------------------------------------------------------
-----------Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

-------------------------------------------------------------------
-----------Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

<PAGE


Comparing A $10,000 Investment.
---------------------------------
----------Prudential Small
Company Value Fund, Inc. vs. the
Russell 2000 Index.

Class A
(CHART)

Class B
(CHART)

Class C
(CHART)

Class Z
(CHART)

Past performance is not indicative of future results. Principal and investment return will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The boxes on top of the graphs are designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Small Company Value Fund, Inc. (Class A, B, C, and Z shares) with a similar investment in the Russell 2000 Index (the Index) by portraying the initial account values at the commencement of operations of Class A, C, and Z shares, and for 10 years for Class B shares, and subsequent account values at the end of each fiscal year (September 30), as measured on a quarterly basis, beginning in 1990 for Class A shares, 1988 for Class B shares, 1994 for Class C shares, and 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated in the accompanying tables, it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares;
(b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on September 30, 1998; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution fee.

The Russell 2000 Index is a weighted index representing the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 10% of their aggregate market value. The Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of equity funds, and other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

Prudential Mutual Funds
Gateway
Center Three
100 Mulberry
Street
Newark, NJ
07102-4077

(800) 225-
1852
http://www.pr
udential.com

Directors
Edward D.
Beach
Delayne
Dedrick
Gold Robert
F. Gunia
Douglas H.
McCorkindal
e Mendel A.
Melzer, CFA
Thomas T.
Mooney
Stephen P.
Munn
Richar
d A.
Redeke
r
Robin
B.
Smith
Brian
M.
Storms
Louis
A.
Weil,
III
Clay
T.
Whiteh
ead

Office
rs
Brian M. Storms, President
Robert F. Gunia, Vice
President Grace C. Torres,
Treasurer
Stephen M. Ungerman,
Assistant Treasurer
Marguerite E. H. Morrison,
Secretary Caren A.
Cunningham, Assistant
Secretary

Manager
Prudential Investments Fund
Management LLC Gateway Center
Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment
Corporation Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management
Services LLC Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and
Trust Company One
Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund
Services LLC P.O. Box
15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers
LLP
1177 Avenue of the
Americas
New York, NY 10036

Legal Counsel
Gardner, Carton &
Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

743968109
743968307          MF109E
743968208
743968406